SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 22, 2000

                                SPEEDUS.COM, Inc.
               (Exact name of registrant as specified in charter)

           Delaware                    000-27582                13-3853788
(State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.)

         140 58th Street, Suite 7E
             Brooklyn, New York                                 11220
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (718) 567-4300

                                 Not Applicable
          (Former name or former address, if changed from last report)

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Item 5. Other Events.

On September 22, 2000, SPEEDUS.COM, Inc. (the "Company") announced that discussions on the offer of Shant Hovnanian, a co-founder and the Company's Chairman and Chief Executive Officer, to contribute his interest in VisionStar Incorporated, a FCC licensed Ka-band satellite start-up company, to SPEEDUS.COM have been terminated.

Item 7. Financial Statements and Exhibits.

      (a)-(b) None.

      (c) Exhibits.

            99.1  Press Release dated September 22, 2000 of SPEEDUS.COM, Inc.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SPEEDUS.COM, Inc.
                                                By: /s/ Shant S. Hovnanian
                                                    ----------------------------
                                                Name: Shant S. Hovnanian
                                                Title: Chief Executive Officer

September 25, 2000

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                                  EXHIBIT INDEX

99.1  Press Release dated September 22, 2000 of SPEEDUS.COM, Inc.